UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2024
Date of Report (date of earliest event reported)

UpHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38924 (Commission File Number)	83-3838045 (I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203
Delray Beach, FL 33484
(Address of principal executive offices, including zip code)

(888) 424-3646
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH(1)	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

___________________________________________________
(1)On December 11, 2023, UpHealth, Inc. (the “Company”) received written notice from the staff of NYSE Regulation that it has commenced proceedings to delist the common stock, par value $0.0001 per share, of the Company (ticker symbol: UPH) (the “Common Stock”), from the New York Stock Exchange (“NYSE”), and suspended trading in the Common Stock pending the completion of such proceedings. As a result, effective December 12, 2023, the Common Stock is trading in the over-the-counter market under the symbol “UPHL”. The Company timely filed an appeal of this determination with the NYSE and requested a hearing before the NYSE Regulatory Oversight Committee’s Committee for Review. On January 12, 2024, the NYSE granted the Company’s request for a hearing, which was originally scheduled to occur on April 17, 2024 but is currently being rescheduled to a later date.

Item 8.01	Other Events.
In respect of the previously disclosed New York state court lawsuit, Needham & Company LLC (“Needham”) v. UpHealth Holdings, Inc. and UpHealth Services, Inc. (the “Needham Action” ), and the appeal (Case No. 2023-06591) brought by UpHealth Holdings and UpHealth Services, Inc. of the summary judgment of the Supreme Court of the State of New York in favor of Needham and against the defendants in the amount of $37.8 million, on May 9, 2024, a panel of the Supreme Court of the State of New York Appellate Division, First Judicial Department unanimously affirmed the previous judgment against the defendants in the amount of $37.8 million.

Previously disclosed developments regarding this suit include the following:

As of 2021, UpHealth Holdings has been a party to a legal action in the Supreme Court of the State of New York entitled Needham & Company LLC v. UpHealth Holdings, Inc. and UpHealth Services, Inc., which arose out of UpHealth Services, Inc.’s engagement of Needham to provide placement and other financial advisory services. On September 14, 2023, the Supreme Court of the State of New York issued a Decision and Order granting summary judgment in favor of Needham and denying UpHealth Holdings’ and UpHealth Services, Inc.’s motion for summary judgment. The Supreme Court of the State of New York entered that Decision and Order on its docket on September 15, 2023. The Decision and Order concluded that Needham is entitled to a fee in the amount of $31.3 million, plus interest. On September 18, 2023, the Supreme Court of the State of New York signed a judgment against UpHealth Holdings and UpHealth Services, Inc. in the amount of $31.3 million, plus prejudgment interest of $6.5 million, for a total judgment of $37.8 million, plus post-judgment interest of 9% per year.

Notwithstanding the filing of the voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and the automatic stay pursuant to section 362(a) of the U.S. Bankruptcy Code, the Clerk of Court of the Supreme Court of the State of New York entered the judgment in favor of Needham on the court’s docket on September 27, 2023. On November 13, 2023, UpHealth Holdings entered into a stipulation with Needham in the Bankruptcy Court providing that, to the extent it applies, the automatic stay pursuant to section 362(a) of the U.S. Bankruptcy Code shall be deemed modified for the sole and limited purpose of authorizing UpHealth Holdings and UpHealth Services, Inc. to appeal the judgment of the Supreme Court of the State of New York (and for Needham to be able to participate in the appeal). The Bankruptcy Court entered an order approving this stipulation on November 30, 2023.

On December 6, 2023, UpHealth Holdings and UpHealth Services, Inc. appealed the judgment entered by the Supreme Court of the State of New York to the Supreme Court of the State of New York Appellate Division, First Judicial Department. On April 18, 2024, a panel of the Supreme Court of the State of New York Appellate Division, First Judicial Department heard oral argument of the appeal, and on May 9, 2024, this panel rendered its decision affirming the previous judgment of the Supreme Court of the State of New York in favor of Needham and against the defendants in the amount of $37.8 million.

UpHealth Holdings intends to enforce the previously disclosed agreement executed by Dr. Chirinjeev Kathuria, Dr. Mariya Pylypiv and Dr. Al Gatmaitan (the “Indemnitors”), pursuant to which they agreed to be responsible for UpHealth Holding’s liabilities to Needham in excess of $8,000,000. There can be no assurance that UpHealth Holdings will be successful in collecting monies owed from the Indemnitors.

Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward‑looking statements include, but are not limited to, the ability of UpHealth Holdings to enforce the agreement against the Indemnitors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on certain assumptions and analyses made by the management of UpHealth considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of UpHealth Holdings to be successful in collecting monies owed from the Indemnitors, and other risks disclosed by UpHealth in its filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward‑looking statements. UpHealth undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2024                         UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S. A. Beck
Title:	Chief Executive Officer